              The High
              Yield Income
              Fund, Inc.
-------------------------------------------------------------------
              Semiannual Report
              February 28, 2003

                                    LETTER TO
                                    SHAREHOLDERS
                                    ------------------------
                                              April 15, 2003


Dear Shareholder:

Performance at a Glance
    U.S. high yield bonds, commonly called "junk bonds" because they are rated below investment grade, staged an impressive rebound during our fiscal half-year that ended February 28, 2003. Investors snapped up high yield bonds encouraged by a stock market rally in late 2002, corporate efforts to improve balance sheets, and a push by the Federal Reserve (the Fed) to stimulate economic growth in the United States.
The rally in junk bonds continued in 2003. In this favorable climate, the Fund's 11.15% return for the six months ended February 28, 2003 exceeded the 10.19% return of its benchmark Lehman Brothers U.S.
Corporate High Yield Index (the Index) and the 11.00% return of the Lipper Closed-End High Current Yield
Average.

                            FUND'S PERFORMANCE
                             As of 2/28/03

                             Total Return  Total Return    NAV    Market Price
                              6 Months      12 Months    2/28/03    2/28/03
High Yield
  Income Fund1                  11.15%        5.94%       $4.75      $5.50
Lehman Brothers U.S.
  Corporate High Yield Index2   10.19         3.87         N/A        N/A
Lipper Closed-End
  High Current Yield Avg3       11.00         1.04         N/A        N/A

    1. Source: Prudential Investments LLC. Total return of the Fund represents the change in net asset value from the beginning of the period (9/01/02) through the end (2/28/03), and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange Inc. using the symbol HYI. Past performance is not indicative of future results.

    2. Source:  The Lehman Brothers U.S. Corporate High
Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity.

    3. Source: Lipper Inc. These are the average returns of 27 funds in the Closed-End High Current
Yield category for six and 12 months.

                          YIELD AND DIVIDEND
                            As of 2/28/03

            Total Monthly Dividends
                Paid Per Share           Yield at Market Price
                   6 Months
                    $0.29                       5.18%

    The Fund's primary investment objective is to maximize current income to shareholders. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The Fund will seek to achieve its objectives by investing primarily in corporate bonds rated below investment grade by independent rating agencies. Bonds rated below investment grade are commonly known as junk bonds and are subject to greater risk of default and higher volatility than investment-grade bonds. Furthermore, these bonds tend to be less liquid than higher-quality bonds.
The Fund is diversified, and we carefully research companies to find those with attractive yields and improving credit quality.

Derivative Transactions
    On March 4, 2003, the Fund's Board of Directors approved the use of certain derivative transactions by the portfolio manager. These derivative instruments are described on page 23 of this semiannual report.

Market Background

HIGH YIELD BONDS TAKE A TURN FOR THE BETTER
    Conditions in the high yield bond market were challenging early in our six-month reporting period that began September 1, 2002, but they soon improved.
A fragile U.S. economic recovery, concern about the health of corporate balance sheets, and a general distaste for riskier investments initially pressured high yield bonds. This preference for conservative assets carried over from earlier in 2002 when accounting scandals at WorldCom, Adelphia
Communications, and other major U.S. companies roiled financial markets. Some of these firms were called
"fallen angels" because originally they had been rated investment grade but were lowered to junk bond status.

    However, in the autumn, investors began to regain their appetite for riskier securities. Bargain hunters targeted cable television, technology, telecommunications, and other hard-hit sectors of the high yield market. This renewed enthusiasm for high yield bonds was encouraged by a rally in the stock market, which was driven by a modest improvement in corporate earnings. Investors also appreciated the efforts of companies to clean up their balance sheets by reducing debt, curtailing spending, and selling assets. In addition, there were hopes for a stronger economy after the Fed aggressively lowered its target for the rate banks charge each other for overnight loans by half a percentage point to 1.25% in November. This was the lowest level in 41 years.

    The bullish trend in high yield bonds has carried over into 2003. Investors want higher-yielding assets in the low-interest-rate environment. Bonds of some fallen angels are sought after because they yield much more than comparable U.S. Treasury securities.
Consequently, these high yield bonds racked up impressive gains during our reporting period.

Our Strategy

REBOUND IN CABLE TV AND RETAIL AIDED FUND
    The Fund's strong relative performance during our reporting period reflected strategic security selection within high yield sectors. Cable television bonds rallied as investors shifted their focus from the accounting scandal at Adelphia
Communications to the industry's steady cash flows and other strengths. Among the Fund's cable television holdings were Cablevision Systems (held under CSC Holdings) and Insight Communications (held under Coaxial Communications of Central Ohio).
Cablevision Systems' fixed income securities rallied as the firm sold its Bravo cable network and certain other assets and used the proceeds to improve its cash position and liquidity profile. Insight
Communications' bonds gained in value as the company has achieved a measure of success with its strategy to sell Internet access and other services to offset a slowdown in the growth of its basic-cable subscriptions.

    High yield bonds in the retail sector were generally supported by a respectable pace of consumer spending that helped keep the shaky U.S. economic recovery on track. Among the Fund's retail holdings were bonds of Rite Aid that rallied as the drugstore chain lowered its costs and increased sales of prescription drugs.

PLAYING IT SAFE IN TELECOM
    The telecom industry was among the largest issuers of high yield bonds in the late 1990s. At that time huge amounts of capital were available to finance the construction of what proved to be an overcapacity of fiber optic networks. Since then the industry has struggled under a mountain of debt. News that the now bankrupt WorldCom had inflated its profits by billions of dollars dealt another blow to the telecom sector in the summer of 2002. Considering these difficulties, we maintained a relatively conservative posture in our telecom position.

    However, during our reporting period, the telecom sector was revitalized by the successful turnaround of Nextel Communications. The mobile telephone firm reduced debt, cut spending, trimmed its work force, and saw its customer base increase. Qwest
Communications International also took steps to improve its financial health in December 2002 when it lowered its debt by exchanging roughly $5.0 billion of its bonds for new debt securities. Overall, the telecom sector posted one of the strongest returns in the high yield market for the six months ended
February 28, 2003.

    We increased the Fund's telecom exposure during our reporting period, emphasizing bonds of Sprint and other firms rated investment grade as well as some of the least speculative high yield bonds of Nextel
Communications and Qwest Communications. The Fund's telecom holdings rallied, supporting the Fund's returns during our reporting period. However, the somewhat conservative nature of our telecom exposure detracted from the Fund's relative performance because the more speculative telecom bonds gained the most during the six months under review.

UNDERWEIGHT IN FALLEN ANGELS HURTS FUND
   Many fallen angels have large amounts of bonds outstanding that comprise a substantial portion of the Index. However, compared to the Index, the Fund had an underweight exposure to the bonds of several fallen angels such as Tyco International and Williams
Companies during our reporting period. This detracted from the Fund's performance relative to the Index as the Fund derived less benefit than it could have from the sharp rally in these bonds. Prices of Tyco debt securities improved as investors focused on the firm's positive cash flow and other solid credit fundamentals rather than problems stemming from the company's aggressive accounting methods. Prices of Williams Companies' bonds were supported by the firm's efforts to cut costs and save money by reducing its work force and selling some of its assets.

    Separately, the Fund's overweight exposure to bonds of OM Group hurt its performance relative to the Index. Prices of these bonds declined amid concern about OM Group's high operating costs and heavy debt burden.

LEVERAGE HELPED THE FUND AS BONDS RALLIED
    Turning from our asset allocation strategy, another factor that benefited the Fund's relative performance was its use of leverage, which refers to the practice of taking out a low-interest loan against a percentage of the assets in the portfolio and using that money to purchase other investments. This strategy can materially enhance a portfolio's returns when the fixed income markets rally as they did during our fiscal half-year.

LOOKING AHEAD
    Our approach to managing credit risk involves making a balanced effort to preserve the Fund's income stream while enhancing its potential for price appreciation. To achieve these ends, we are maintaining the Fund's core position in gaming, healthcare, energy, and other sectors that tend to perform relatively well under challenging economic conditions. We have also been selectively purchasing bonds that we believe are undervalued in those industries that came under heavy pressure in 2002.
Finally, we are assessing investment opportunities among fallen angels because we believe some of their bonds still offer good value.

    In March 2003 I was named president of the Fund.
Thank you for your continued confidence in Prudential mutual funds. As always, we look forward to serving your future investment needs.

Sincerely,



Judy A. Rice, President
The High Yield Income Fund, Inc.

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                             THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--135.0%
CORPORATE BONDS--126.6%
------------------------------------------------------------------------------------------------------------------------------
Aerospace--0.9%
Alliant Techsystems, Inc., Sr. Sub. Notes                       B2           8.50%        5/15/11   $     70 (a)     $     75,600
K & F Industries, Inc.,
   Sr. Sub. Notes, Ser. B                                       B3           9.25        10/15/07        350 (a)          365,312
   Sr. Sub. Notes                                               B3           9.625       12/15/10         75               77,438
Stellex Industries, Inc., Sr. Sub. Notes, Ser. B                NR           9.50         11/1/07        500 (b)(e)            65
                                                                                                                     ------------
                                                                                                                          518,415
------------------------------------------------------------------------------------------------------------------------------
Airlines--1.1%
AMR Corp.,
   Deb.                                                         Caa2        10.00         4/15/21        125 (a)           27,500
   Notes, Ser. B                                                NR          10.40         3/10/11        100 (a)           20,000
Continental Airlines, Inc., Sr. Notes                           B3           8.00        12/15/05        100               45,500
Delta Air Lines, Inc.,
   Notes                                                        Ba3          7.70        12/15/05        325 (a)          211,250
   Notes                                                        Ba3          8.30        12/15/29        435 (a)          219,675
Northwest Airlines, Inc., Notes                                 B2           8.875         6/1/06        150               79,500
                                                                                                                     ------------
                                                                                                                          603,425
------------------------------------------------------------------------------------------------------------------------------
Automotive--3.6%
American Axle & Manufacturing, Inc., Sr. Sub. Notes             Ba2           9.75         3/1/09        200 (a)          216,500
ArvinMeritor, Inc., Notes                                       Baa3          8.75         3/1/12        350 (a)          371,000
AutoNation, Inc., Sr. Notes                                     Ba2           9.00         8/1/08         50 (a)           52,000
Lear Corp., Sr. Notes, Ser. B                                   Ba1           7.96        5/15/05        400 (a)          427,000
Rexnord Corp., Sr. Sub. Notes                                   B3           10.125      12/15/12        225              234,562
Standyne Automotive Corp., Sr. Sub. Notes, Ser. B               Caa1         10.25       12/15/07         65 (a)           52,000
TRW Automotive, Inc., Sr. Sub. Notes                            B1            9.375       2/15/13        300              306,000
United Rentals, Inc., Ser. B                                    B2            9.50         6/1/08        350              283,500
                                                                                                                     ------------
                                                                                                                        1,942,562
------------------------------------------------------------------------------------------------------------------------------
Building Materials & Components--2.9%
Beazer Homes USA, Inc., Sr. Notes                               Ba2           8.625       5/15/11        375 (a)          398,437
D.R. Horton, Inc., Notes                                        Ba1           8.00         2/1/09        375 (a)          391,875
KB HOME,
   Sr. Notes                                                    Ba2           7.75       10/15/04        400 (a)          418,000
   Sr. Sub. Notes                                               Ba3           8.625      12/15/08        160              168,800
Nortek, Inc., Sr. Sub. Notes, Ser. B                            B3            9.875       6/15/11        230 (a)          233,163
                                                                                                                     ------------
                                                                                                                        1,610,275

--------------------------------------------------------------------------------

See Notes to Financial Statements.     5

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                              THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Business Services--1.3%
Iron Mountain, Inc.,
   Sr. Notes                                                    B2           8.625%        4/1/13   $    190         $    200,450
   Sr. Sub. Notes                                               B2           7.75         1/15/15        300 (a)          303,750
R.H. Donnelley Finance Corp., Sr. Sub. Notes                    B2          10.875       12/15/12        200              221,500
                                                                                                                     ------------
                                                                                                                          725,700
------------------------------------------------------------------------------------------------------------------------------
Cable--5.1%
Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero
   Coupon (until 7/15/05) (Germany)                             NR           Zero         7/15/10        500 (a)(b)(d)       13,125
Charter Communications Holdings LLC,
   Sr. Disc. Notes, Zero Coupon (until 5/15/06)                 Ca           Zero         5/15/11        500 (a)          165,000
   Sr. Notes                                                    Ca           9.625       11/15/09        250 (a)          120,625
   Sr. Notes                                                    Ca          10.25         1/15/10        400 (a)          192,000
   Sr. Notes                                                    Ca          11.125        1/15/11        470 (a)          230,300
   Sr. Notes                                                    Ca          10.00         5/15/11        260 (a)          124,800
Coaxial Communications Central Ohio, Inc., Sr. Notes            B3          10.00         8/15/06        250 (a)          235,000
Comcast UK Cable Corp., Sr. Disc. Deb. (United Kingdom)         Caa2        11.20        11/15/07        225 (a)(d)       165,375
EchoStar DBS Corp.,
   Sr. Notes                                                    B1          10.375        10/1/07        575 (a)          625,312
   Sr. Notes                                                    B1           9.125        1/15/09        295 (a)          315,650
   Sr. Notes                                                    B1           9.375         2/1/09        100 (a)          106,500
Mediacom LLC, Sr. Notes                                         B2           7.875        2/15/11        250 (a)          226,250
Sinclair Broadcast Group, Inc., Sr. Sub. Notes                  B2           8.75        12/15/11        200              211,000
United Pan Europe,
   Sr. Disc. Notes, Ser. B, Zero Coupon (until 2/1/05)
      (Netherlands)                                             Ca           Zero          2/1/10        100 (b)(d)         5,000
   Sr. Disc. Notes, Ser. B, Zero Coupon (until 8/1/04)
      (Netherlands)                                             Ca           Zero          8/1/09        795 (b)(d)        39,750
                                                                                                                     ------------
                                                                                                                        2,775,687
------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.5%
Avecia Group PLC (United Kingdom)                               Caa1        11.00          7/1/09         75 (a)(d)        60,000
Huntsman ICI Chemicals LLC, Sr. Sub. Notes                      Caa1        10.125         7/1/09        605 (a)          512,738
IMC Global, Inc.,
   Notes,
   Ser. B                                                       Ba2         10.875         6/1/08         60               63,000
   Sr. Notes                                                    Ba2         11.25          6/1/11        280              293,300
ISP Chemco, Inc., Notes, Ser. B                                 B2          10.25          7/1/11        285 (a)          300,675
Lyondell Chemical Co.,
   Sec'd. Notes                                                 Ba3          9.50        12/15/08        240 (a)          223,200
   Sr. Sub. Notes                                               B2          10.875         5/1/09        290 (a)          247,950
OM Group, Inc., Sr. Sub. Notes                                  Caa2         9.25        12/15/11        330              224,400
                                                                                                                     ------------
                                                                                                                        1,925,263

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                               THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Computer Services--0.8%
Unisys Corp.,
   Sr. Notes                                                    Ba1          7.25%        1/15/05   $    350         $    359,625
   Sr. Notes                                                    Ba1          8.125         6/1/06        100              104,750
                                                                                                                     ------------
                                                                                                                          464,375
------------------------------------------------------------------------------------------------------------------------------
Consumer Products--0.9%
Veritas DGC, Inc., Sr. Notes, Ser. C                            Ba3          9.75        10/15/03        500 (a)          500,000
------------------------------------------------------------------------------------------------------------------------------
Containers--5.0%
Anchor Glass Container Corp., Sr. Sec'd. Notes                  B2          11.00         2/15/13        150              149,625
Berry Plastics Corp., Sr. Sub. Notes                            B3          10.75         7/15/12        125 (a)          132,812
BWAY Corp., Sr. Sub Notes                                       B3          10.00        10/15/10        300 (a)          313,500
Crown European Holdings S.A., Sr. Sec'd. Notes (France)         B1           9.50          3/1/11        250 (d)          250,000
Greif Bros. Corp., Sr. Sub. Notes                               B2           8.875         8/1/12        300              312,000
Owens-Brockway Glass Container, Sr. Sec'd. Notes                B2           8.75        11/15/12         80               80,400
Riverwood Int'l. Corp.,
   Sr. Notes                                                    B3          10.625         8/1/07         90               92,250
   Sr. Sub. Notes                                               Caa1        10.875         4/1/08        200              197,500
Silgan Holdings, Inc., Sr. Sub. Deb.                            B1           9.00          6/1/09        500              515,000
Smurfit-Stone Container, Sr. Notes                              B2           8.25         10/1/12        100              104,750
Stone Container Corp., Sr. Notes                                B2           8.375         7/1/12        375              393,750
Stone Container Finance Co., Sr. Sub. Notes (Canada)            B2          11.50         8/15/06        145 (d)          154,425
US Can Corp., Sr. Sub. Notes, Ser. B                            Caa1        12.375        10/1/10         85               52,700
                                                                                                                     ------------
                                                                                                                        2,748,712
------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing Operations--0.4%
Tyco Int'l. Group S.A., Notes (Luxembourg)                      Ba2          6.375       10/15/11        250 (d)          232,500
------------------------------------------------------------------------------------------------------------------------------
Education--0.5%
Kindercare Learning Center, Inc., Sr. Sub. Notes, Ser. B        B3           9.50         2/15/09        250 (a)          246,875
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--4.6%
AES Corp., Sr. Notes                                            B3           9.375        9/15/10        700              507,500
AES Drax Holdings Ltd., Sr. Sec'd. Notes, Ser. B (Cayman
   Islands)                                                     Caa2        10.41        12/31/20        190 (a)(d)       106,400
AES Eastern Energy LP, Pass-Through Cert., Ser 99-A             Ba1          9.00          1/2/17        225 (a)          209,887
Calpine Corp., Sr. Notes                                        B1           8.50         2/15/11      1,180 (a)          566,400
Cogentrix Energy, Inc.,
   Sr. Notes                                                    B1           8.10         3/15/04         60               46,800
   Sr. Notes, Ser. B                                            B1           8.75        10/15/08        165              110,550

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                              THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities (cont'd.)
Mirant Americas Generation LLC,
   Sr. Notes                                                    Ba3          7.625%        5/1/06   $    100         $     56,500
   Sr. Notes                                                    Ba3          7.20         10/1/08         60               30,600
   Sr. Notes                                                    B1           7.90         7/15/09        325              133,250
Mirant Mid-Atlantic LLC, Pass-Through Cert., Ser. A             Ba3          8.625        6/30/12        235              216,583
NiSource Finance Corp., Notes                                   Baa3         5.75         4/15/03        100              100,440
Reliant Energy, Inc., Mid-Atlantic, Ser. C                      B3           9.681         7/2/26        200              154,000
Westar Energy, Inc., First Mtge.                                Ba1          7.875         5/1/07        250              260,937
                                                                                                                     ------------
                                                                                                                        2,499,847
------------------------------------------------------------------------------------------------------------------------------
Electronic Components--2.4%
Amkor Technology, Inc., Sr. Notes                               B1           9.25         2/15/08        155 (a)          145,700
Fairchild Semiconductor Corp., Notes                            B2          10.375        10/1/07        350 (a)          368,375
L-3 Communications Corp., Sr. Sub. Notes                        Ba3          7.625        6/15/12        300 (a)          313,875
ON Semiconductor Corp., Sr. Sec'd. Notes                        Caa1        12.00         5/15/08        250              206,250
Sanmina-SCI Corp., Sr. Sec'd. Notes                             Ba2         10.375        1/15/10        275              290,125
                                                                                                                     ------------
                                                                                                                        1,324,325
------------------------------------------------------------------------------------------------------------------------------
Energy--2.2%
El Paso Corp., Sr. Notes                                        Caa1         7.00         5/15/11        365 (a)          271,925
EOTT Energy Partners LP, Sr. Notes                              NR          11.00         10/1/09         85 (a)(b)        52,700
Midland Funding Corp.,
   Deb., Ser. A                                                 Ba3         11.75         7/23/05        130              134,225
   Deb., Ser. B                                                 Ba3         13.25         7/23/06        305 (a)          326,350
Orion Power Holdings, Inc., Sr. Notes                           B3          12.00          5/1/10        490 (a)          436,100
                                                                                                                     ------------
                                                                                                                        1,221,300
------------------------------------------------------------------------------------------------------------------------------
Environmental Services--2.7%
Allied Waste North America, Inc.,
   Sr. Notes                                                    Ba3          8.50         12/1/08        135 (a)          138,375
   Sr. Notes, Ser. B                                            Ba3          7.625         1/1/06        500 (a)          503,750
   Sr. Notes, Ser. B                                            Ba3          7.875         1/1/09        145 (a)          144,275
   Sr. Notes, Ser. B                                            B2          10.00          8/1/09        245 (a)          248,675
Browning Ferris Industries, Inc.                                Ba3          7.40         9/15/35        500 (a)          417,500
                                                                                                                     ------------
                                                                                                                        1,452,575
------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.4%
Chevy Chase Savings Bank, Sub. Deb.                             Ba3          9.25         12/1/05        250 (a)          250,625
Sovereign Bancorp, Inc.,
   Sr. Notes                                                    Ba1         10.25         5/15/04         85               92,756
   Sr. Notes                                                    Ba1         10.50        11/15/06        165              195,525

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                              THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Financial Services (cont'd.)
UCAR Finance, Inc.                                              B3          10.25%        2/15/12   $    100         $     80,000
Western Financial Bank, F.S.B., Sr. Sub. Deb.                   B1           8.875         8/1/07        125              122,813
                                                                                                                     ------------
                                                                                                                          741,719
------------------------------------------------------------------------------------------------------------------------------
Foods--1.9%
Agrilink Foods, Inc., Sr. Sub. Notes                            B3          11.875        11/1/08         85 (a)           91,800
Del Monte Corp., Sr. Sub. Notes                                 B2           8.625       12/15/12        250 (a)          256,250
Delhaize America, Inc., Notes                                   Ba1          8.125        4/15/11        365 (a)          354,963
Great Atlantic & Pacific Tea Co., Inc., Notes                   B3           7.75         4/15/07        200              160,000
Smithfield Foods, Inc., Sr. Notes, Ser. B                       Ba2          8.00        10/15/09        150              151,125
                                                                                                                     ------------
                                                                                                                        1,014,138
------------------------------------------------------------------------------------------------------------------------------
Funeral Services--1.1%
Service Corp. International, Sr. Notes                          B1           6.00        12/15/05        600 (a)          583,500
------------------------------------------------------------------------------------------------------------------------------
Gaming--11.8%
Argosy Gaming Co.,
   Sr. Sub. Notes                                               B2          10.75          6/1/09        430 (a)          463,862
   Sr. Sub. Notes                                               B2           9.00          9/1/11         75 (a)           78,469
Aztar Corp., Sr. Sub. Notes                                     Ba3          8.875        5/15/07        150 (a)          151,500
Boyd Gaming Corp., Sr. Sub. Notes                               B1           8.75         4/15/12        200 (a)          207,500
Circus Circus Enterprises, Inc.,
   Deb.                                                         Ba2          6.70        11/15/96        130 (a)          130,512
   Sr. Sub. Deb.                                                Ba3          7.625        7/15/13        155 (a)          147,638
Coast Hotels & Casinos, Inc., Sr. Sub. Notes                    B2           9.50          4/1/09        200 (a)          211,250
Hollywood Casino Corp., Sr. Sec'd. Notes                        B1          11.25          5/1/07        235 (a)          250,275
Hollywood Park, Inc., Sr. Sub. Notes, Ser. B                    Caa1         9.25         2/15/07         35               31,150
International Game Technology,
   Sr. Notes                                                    Baa3         7.875        5/15/04        750 (a)          790,315
   Sr. Notes                                                    Baa3         8.375        5/15/09        100              117,504
Isle of Capri Casinos, Inc., Sr. Sub. Notes                     B2           9.00         3/15/12        110              111,925
Mandalay Resort Group, Sr. Notes                                Ba2          9.50          8/1/08        750 (a)          817,500
Mohegan Tribal Gaming Authority, Sr. Sub. Notes                 Ba3          8.00          4/1/12        100              102,000
Park Place Entertainment Corp., Sr. Notes                       Ba1          7.50          9/1/09        995 (a)        1,002,463
Station Casinos, Inc., Sr. Sub. Notes                           B2           9.875         7/1/10        750 (a)          813,750
Venetian Casino Resort LLC, Second Mtge.                        B3          11.00         6/15/10        640              652,800
Wynn Las Vegas LLC, Second Mtge.                                B3          12.00         11/1/10        350              351,750
                                                                                                                     ------------
                                                                                                                        6,432,163

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                              THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Gas Pipelines--3.6%
Leviathan Gas Pipeline Corp., Sr. Sub. Notes, Ser. B            B1          10.375%        6/1/09   $    300 (a)     $    306,000
Plains All American Pipeline, Notes                             Ba2          7.75        10/15/12         45               47,925
Southern Natural Gas Co., Sr. Notes                             B1           8.875        3/15/10        250              246,795
Tennessee Gas Pipeline Co.,
   Deb.                                                         B1           7.00         3/15/27        240              217,200
   Deb.                                                         B1           7.00        10/15/28         25               20,500
   Deb.                                                         B1           7.625         4/1/37        295              241,900
Williams Cos., Inc.,
   Notes                                                        Caa1         9.25         3/15/04        450              432,000
   Notes                                                        Caa1         7.125         9/1/11        125              105,000
   Notes                                                        Caa1         8.125        3/15/12        400              342,000
                                                                                                                     ------------
                                                                                                                        1,959,320
------------------------------------------------------------------------------------------------------------------------------
Health Care--11.0%
ALARIS Medical, Inc.,
   Sec'd. Notes, Ser. B                                         B2          11.625        12/1/06        150              170,625
   Sr. Disc. Notes, Zero Coupon (until 8/1/03)                  Caa2         Zero          8/1/08        225              227,250
Concentra Operating Corp., Sr. Sub. Notes                       B3          13.00         8/15/09        375 (a)          395,625
Coventry Health Care, Inc., Sr. Notes                           Ba3          8.125        2/15/12        250 (a)          266,250
Fresenius Medical Care Capital Trust IV                         Ba2          7.875        6/15/11        285 (a)          285,000
Hanger Orthopedic Group, Inc.,
   Sr. Notes                                                    B2          10.375        2/15/09        200 (a)          213,500
   Sr. Sub. Notes                                               B3          11.25         6/15/09        100              106,500
HCA, Inc.,
   Deb.                                                         Ba1          8.36         4/15/24        100              110,459
   Deb.                                                         Ba1          7.50        11/15/95        575 (a)          565,116
   Notes                                                        Ba1          7.125         6/1/06        550 (a)          590,625
   Notes                                                        Ba1          7.69         6/15/25        500 (a)          530,942
HEALTHSOUTH Corp.,
   Sr. Notes                                                    Caa2(f)      6.875        6/15/05        265 (a)(b)       241,150
   Sr. Notes                                                    Caa2(f)      8.50          2/1/08         75 (b)           66,000
   Sr. Sub. Notes                                               C(f)        10.75         10/1/08        250 (a)(b)       206,250
Magellan Health Services, Inc., Sr. Notes                       Caa3         9.375       11/15/07        240 (a)(b)       196,800
Medquest, Inc., Sr. Sub. Notes                                  B3          11.875        8/15/12        275              254,375
Res-Care, Inc., Sr. Notes                                       B2          10.625       11/15/08        250 (a)          190,000
Rotech Healthcare, Inc., Sr. Sub. Notes                         B2           9.50          4/1/12        225              221,625
Select Medical Corp., Sr. Sub. Notes                            B3           9.50         6/15/09        160 (a)          168,800
Senior Housing Properties Trust, Sr. Notes                      Ba2          8.625        1/15/12        600 (a)          612,000
Triad Hospitals Holdings, Inc.,
   Sr. Notes, Ser. B                                            B1           8.75          5/1/09        110              116,600
   Sr. Sub. Notes, Ser. B                                       B2          11.00         5/15/09        260              283,400
                                                                                                                     ------------
                                                                                                                        6,018,892

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                              THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Industrials--3.8%
Actuant Corp., Sr. Sub. Notes                                    B2        13.00%         5/1/09   $     195         $    228,150
Coinmach Corp., Sr. Notes                                        B2         9.00          2/1/10         305 (a)          316,437
Eagle-Picher Industries, Inc., Sr. Sub. Notes                    Caa1       9.375         3/1/08         150 (a)          112,500
Gentek, Inc., Sr. Sub. Notes                                     NR        11.00          8/1/09         320 (a)(b)         3,200
International Wire Group, Inc., Sr. Sub. Notes                   Caa1      11.75          6/1/05         275 (a)          189,750
Manitowoc Co., Inc., Sr. Sub. Notes                              B2        10.50          8/1/12         325 (a)          338,000
Motors & Gears, Inc., Sr. Notes, Ser. D                          Caa1      10.75        11/15/06         500 (a)          430,000
Terex Corp.,
   Sr. Sub. Notes                                                B3         8.875         4/1/08         150              144,000
   Sr. Sub. Notes                                                B3         9.25         7/15/11          50               47,500
   Sr. Sub. Notes, Ser. B                                        B3        10.375         4/1/11         240              240,000
                                                                                                                     ------------
                                                                                                                        2,049,537
------------------------------------------------------------------------------------------------------------------------------
Leisure 1.5%
Cinemark USA, Inc., Sr. Sub. Notes                               B3         9.00          2/1/13         500              517,500
Regal Cinemas, Inc., Sr. Sub. Notes                              B2         9.375         2/1/12         200              214,000
Royal Caribbean Cruises Ltd., Sr. Notes (Liberia)                Ba2        8.125        7/28/04          70 (d)           68,950
                                                                                                                     ------------
                                                                                                                          800,450
------------------------------------------------------------------------------------------------------------------------------
Lodging--8.9%
Extended Stay America, Inc., Sr. Sub. Notes                      B2         9.875        6/15/11         175 (a)          170,625
Felcore Lodging LP, Sr. Notes                                    Ba3        9.50         9/15/08         420 (a)          388,500
Hilton Hotels Corp., Notes                                       Ba1        7.625        12/1/12         100               97,000
HMH Properties, Inc., Sr. Notes, Ser. B                          Ba3        7.875         8/1/08         560              520,800
Host Marriott LP, Sr. Notes                                      Ba3        9.50         1/15/07         350 (a)          344,750
ITT Corp.,
   Notes                                                         Ba1        6.75        11/15/05          90               90,000
   Notes                                                         Ba1        7.375       11/15/15         150              135,000
Kerzner International Ltd., Sr. Sub. Notes (Bahamas)             B2         8.875        8/15/11         540 (a)(d)       542,700
La Quinta Inns, Inc., Sr. Notes                                  Ba3        7.40         9/15/05         300 (a)          292,500
MGM MIRAGE,
   Sr. Sub. Notes                                                Ba2        9.75          6/1/07         550 (a)          590,562
   Sr. Sub. Notes                                                Ba2        8.375         2/1/11         430 (a)          451,500
Prime Hospitality Corp., Sr. Sub. Notes                          B1         8.375         5/1/12         125              109,375
Starwood Hotels & Resorts Worldwide, Inc.,
   Notes                                                         Ba1        6.75        11/15/03         500 (a)          507,500
   Notes                                                         Ba1        7.375         5/1/07         570 (a)          558,600
   Notes                                                         Ba1        7.875         5/1/12          70               68,950
                                                                                                                     ------------
                                                                                                                        4,868,362

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                             THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Media--8.6%
Alliance Atlantis Commerce, Inc., Sr. Sub. Notes (Canada)        B1        13.00%       12/15/09   $     325 (a)(d)  $    365,625
American Media Operations, Inc., Ser. B                          B2        10.25          5/1/09         100              107,250
Canwest Media, Inc., Sr. Sub. Notes (Canada)                     B2        10.625        5/15/11         225 (a)(d)       245,250
Dex Media East LLC, Sr. Sub. Notes                               B3        12.125       11/15/12         600 (a)          672,000
Entercom Radio LLC, Sr. Notes                                    Ba3        7.625         3/1/14         275 (a)          290,125
Gray Television, Inc., Sr. Sub. Notes                            B3         9.25        12/15/11         150              160,875
Houghton Mifflin Co., Sr. Notes                                  B2         8.25          2/1/11         275 (a)          286,000
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                       NR         Zero          3/1/08         425              446,250
Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until
   7/15/06) (Canada)                                             B2         Zero         7/15/11         500 (a)(d)       350,000
Quebecor, Inc., Sr. Sub. Notes (Canada)                          NR         9.50         2/15/07       1,000 (d)        1,032,500
Sun Media Corp., Sr. Notes (Canada)                              Ba3        7.625        2/15/13         400 (d)          409,000
Vertis, Inc.,
   Sr. Note                                                      NR        10.875        6/15/09         125              129,063
   Sr. Note, Ser. B                                              B2        10.875        6/15/09         175              180,687
                                                                                                                     ------------
                                                                                                                        4,674,625
------------------------------------------------------------------------------------------------------------------------------
Metals--3.3%
AK Steel Corp., Sr. Notes                                        B1         7.75         6/15/12         655 (a)          633,713
Century Aluminum Co., First Mtge. Notes                          B1        11.75         4/15/08         350 (a)          339,500
Joy Global, Inc., Sr. Sub. Notes, Ser. B                         B2         8.75         3/15/12         700 (a)          733,250
Sheffield Steel Corp., Sr. Sec'd. Notes                          NR        10.00         4/30/07          66               39,600
USEC, Inc., Sr. Notes                                            Ba2        6.75         1/20/09          50               41,207
                                                                                                                     ------------
                                                                                                                        1,787,270
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous--0.5%
Gemstone Investors Ltd.                                          Caa1       7.71        10/31/04         200              174,175
MSX Int'l., Inc., Sr. Notes                                      B3        11.375        1/15/08          65 (a)           22,750
Sun World Int'l., Inc., First Mtge. Notes, Ser. B                Caa1      11.25         4/15/04         150 (a)(b)        99,000
                                                                                                                     ------------
                                                                                                                          295,925
------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Exploration / Production--6.6%
AmeriGas Partners & Eagle, Sr. Notes                             B2         8.875        5/20/11         175 (a)          186,156
Ferrellgas Partners LP, Sr. Notes                                B2         8.75         6/15/12         100 (a)          104,500
Forest Oil Corp.,
   Sr. Notes                                                     Ba3        8.00         6/15/08         100 (a)          103,750
   Sr. Notes                                                     Ba3        8.00        12/15/11         450 (a)          466,875
Hanover Equipment Trust,
   Sr. Sec. Notes                                                B2         8.50          9/1/08         200              191,500
   Sr. Sec. Notes                                                B2         8.75          9/1/11         125              118,438

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                            THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Exploration / Production (cont'd.)
Houston Exploring Co., Sr. Sub. Notes                           B2           8.625%        1/1/08   $     85 (a)     $     87,975
Magnum Hunter Resources, Inc., Sr. Notes                        B2           9.60         3/15/12        155              164,300
Parker & Parsley Petroleum Co., Sr. Notes                       Ba1          8.25         8/15/07        450 (a)          495,027
Parker Drilling Co., Sr. Notes, Ser. D                          B1           9.75        11/15/06        110 (a)          112,200
Premcor Refining Group, Inc., Sr. Notes                         Ba3          9.50          2/1/13        150              156,750
Pride International, Inc., Sr. Notes                            Ba2          9.375         5/1/07        140              145,250
Stone Energy Corp., Sr. Sub. Notes                              B2           8.25        12/15/11        440 (a)          456,500
Vintage Petroleum, Inc., Sr. Notes                              Ba3          8.25          5/1/12        750              791,250
                                                                                                                     ------------
                                                                                                                        3,580,471
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--3.3%
Applied Extrusion Tech, Inc., Sr. Notes                         Caa1        10.75          7/1/11        120 (a)           80,400
Cascades, Inc., Sr. Notes (Canada)                              Ba1          7.25         2/15/13        250 (d)          256,250
Doman Industries Ltd., Sr. Notes, Ser. B (Canada)               Ca           9.25        11/15/07         95 (a)(b)(d)       13,775
Georgia-Pacific Corp.,
   Notes                                                        Ba3          8.125        5/15/11         75               69,000
   Sr. Notes                                                    Ba2          9.375         2/1/13        725              732,250
Graham Packaging Holdings Co.,
   Sr. Disc. Notes, Ser. B                                      NR          10.75         1/15/09        550              530,750
   Sr. Sub. Notes, Ser. B                                       Caa1         8.75         1/15/08        100               93,500
Radnor Holdings, Inc., Sr. Notes, Ser. B                        NR          10.00         12/1/03         40               40,000
                                                                                                                     ------------
                                                                                                                        1,815,925
------------------------------------------------------------------------------------------------------------------------------
Printing--0.9%
American Color Graphics, Inc., Sr. Sub. Notes                   B3          12.75          8/1/05        500 (a)          500,000
------------------------------------------------------------------------------------------------------------------------------
Real Estate--1.2%
Intrawest Corp., Sr. Notes (Canada)                             B1          10.50          2/1/10        385 (a)(d)       402,325
Ventas Realty LP,
   Sr. Notes                                                    Ba3          8.75          5/1/09        180              189,900
   Sr. Notes                                                    Ba3          9.00          5/1/12         70               74,200
                                                                                                                     ------------
                                                                                                                          666,425
------------------------------------------------------------------------------------------------------------------------------
Restaurants--2.4%
Carrols Corp., Sr. Sub. Notes                                   B3           9.50         12/1/08        250 (a)          226,875
Yum! Brands, Inc.,
   Sr. Notes                                                    Ba1          7.45         5/15/05        525              556,500
   Sr. Notes                                                    Ba1          8.875        4/15/11        500              548,750
                                                                                                                     ------------
                                                                                                                        1,332,125

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                             THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Retail--1.7%
Dillards, Inc., Notes                                            Ba3        6.43%         8/1/04   $      45 (a)     $     44,438
J.C. Penney Co., Inc., Deb.                                      Ba3        7.40          4/1/37         235              239,700
Rite Aid Corp.,
   Deb.                                                          Caa3       6.875        8/15/13         250 (a)          185,000
   Deb.                                                          Caa3       7.70         2/15/27         195 (a)          139,425
Saks, Inc.,
   Sr. Notes                                                     B1         8.25        11/15/08         145 (a)          141,375
   Sr. Notes                                                     B1         7.375        2/15/19         250 (a)          205,625
                                                                                                                     ------------
                                                                                                                          955,563
------------------------------------------------------------------------------------------------------------------------------
Supermarkets--0.6%
Pantry, Inc., Sr. Sub. Notes                                     B3        10.25        10/15/07         325 (a)          305,500
------------------------------------------------------------------------------------------------------------------------------
Technology--1.8%
Flextronics International Ltd., Sr. Sub. Notes
   (Singapore)                                                   Ba2        9.875         7/1/10         375 (a)(d)       408,750
Interact Operating Co., Sr. Notes, Payment in Kind               NR        14.00          8/1/03         771 (b)(e)         7,714
Xerox Capital (Europe) PLC, Notes (United Kingdom)               B1         5.875        5/15/04         200 (d)          196,000
Xerox Corp.,
   Notes                                                         B1         5.50        11/15/03         225              223,594
   Sr. Notes                                                     B1         9.75         1/15/09         120              123,900
                                                                                                                     ------------
                                                                                                                          959,958
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--11.3%
AT&T Broadband Corp., Notes                                      Baa3       8.375        3/15/13          79 (a)           94,189
Crown Castle International Corp., Sr. Notes                      B3        10.75          8/1/11         215 (a)          184,900
DIRECTV Holdings LLC, Sr. Notes                                  B1         8.375        3/15/13         375              395,625
Dobson Communications Corp., Sr. Notes                           B3        10.875         7/1/10         210 (a)          202,650
Impsat Corp., Sr. Notes                                          NR        12.375        6/15/08         125 (b)            5,000
Lucent Technologies, Inc., Notes                                 Caa1       5.50        11/15/08         160              113,600
Netia Holdings BV, Sr. Disc. Notes, Ser. B                       NR        10.00        12/20/08          14               14,787
Nextel Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 9/15/02)                  B3        10.65         9/15/07         740 (a)          762,200
   Sr. Notes                                                     B3         9.375       11/15/09          38               38,190
Nortel Networks Ltd., Sr. Conv. Notes (Canada)                   B3         6.125        2/15/06         295 (d)          266,606
PanAmSat Corp., Sr. Notes                                        Ba3        8.50          2/1/12         160              157,200
Qwest Capital Funding, Inc.,
   Notes                                                         Caa2       6.25         7/15/05         550              434,500
   Notes                                                         Caa2       7.75         8/15/06         430              333,250
Qwest Corp., Notes                                               Ba3        7.625         6/9/03         100              100,125

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                            THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Principal
                                                               Moody's    Interest     Maturity      Amount             Value
Description                                                    Rating       Rate         Date        (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Qwest Services Corp., Notes                                     NR          13.50%       12/15/10   $    753         $    779,303
Rogers Wireless, Inc., Sr. Sec. Notes (Canada)                  Ba3          9.625         5/1/11        125 (d)          126,250
Sprint Capital Corp.,
   Notes                                                        Baa3         5.70        11/15/03        300 (a)          300,000
   Notes                                                        Baa3         8.375        3/15/12        200 (a)          200,500
Star Choice Communications, Sr. Notes (Canada)                  B3          13.00        12/15/05        100 (d)           99,500
Telus Corp., Notes (Canada)                                     Ba1          8.00          6/1/11        285 (d)          288,919
Tritel PCS, Inc.,
   Sr. Sub. Notes                                               Baa2        10.375        1/15/11        190              216,125
   Sr. Sub. Notes, Zero Coupon (until 5/15/04)                  Baa2         Zero         5/15/09        323              316,540
Verizon Wireless Capital, Notes                                 A3           5.375       12/15/06        285              304,053
Voicestream Wireless Corp., Sr. Disc. Notes, (Zero
   Coupon until 11/15/04)                                       Ba3          Zero        11/15/09        465              427,800
                                                                                                                     ------------
                                                                                                                        6,161,812
------------------------------------------------------------------------------------------------------------------------------
Tobacco--0.2%
DIMON, Inc., Sr. Notes, Ser. B                                  Ba3          9.625       10/15/11         80               86,400
------------------------------------------------------------------------------------------------------------------------------
Transportation--1.3%
Stena AB,
   Sr. Notes (Sweden)                                           Ba3          8.75         6/15/07        400 (a)(d)       400,500
   Sr. Notes (Sweden)                                           Ba3          9.625        12/1/12        300 (d)          310,500
                                                                                                                     ------------
                                                                                                                          711,000
                                                                                                                     ------------
Total corporate bonds (cost $72,090,312)                                                                               69,092,916
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES--0.1%
Continental Airlines, Inc., Ser. 96-C (cost $100,361)           Ba2          9.50        10/15/13        138               72,577
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS--1.0%
Nortel Networks Corp. (Canada)                                  B3           4.25          9/1/08        135 (d)           98,044
Solectron Corp.                                                 Ba3          Zero        11/20/20        300              160,500
Tyco Int'l Group S.A. (Luxembourg)                              Ba2          2.75         1/15/18        200 (d)          193,250
                                                                Ba2          3.125        1/15/23        100 (d)           96,375
                                                                                                                     ------------
Total convertible bonds (cost $575,029)                                                                                   548,169
                                                                                                                     ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                           THE HIGH YIELD INCOME FUND, INC.
-----------------------------------------------------------------------------

                                                       Value
Description                         Shares           (Note 1)
------------------------------------------------------------

COMMON STOCKS--0.9%
NTL, Inc.                             2,738        $       27,435
PSF Group Holdings, Inc., Class A       279 (c)(e)        418,860
Sheffield Steel Corp.                10,579 (c)            15,868
Star Gas Partners, LP                   308 (c)             5,911
Stellex Aerostructures, Inc.            107 (c)(e)              0
UnitedGlobalCom, Inc., Class A            2 (c)                 5
                                                   --------------
Total common stocks (cost
  $985,406)                                               468,079
                                                   --------------
PREFERRED STOCKS--6.4%
CSC Holdings, Inc., 11.125%,
  Payment in Kind                    15,958             1,635,695
CSC Holdings, Inc., 11.75%,
  Payment in Kind, Ser. H             9,640               983,280
InterAct Systems, Inc., Ser. B,
  14.00%                              1,100 (e)                11
McLeodUSA, Inc., Ser. A               1,868                 6,351
Paxon Communications Corp.,
  13.25%                                 63               441,000
Primedia, Inc., Ser. D, 10.00%        2,335               184,465
Sinclair Broadcast Group, Inc.,
  11.625%, Payment in Kind            2,000 (a)           212,000
Viasystems Group, Inc., Ser. B,
  8.00%                              14,908 (c)                 1
                                                   --------------
Total preferred stocks
  (cost $4,189,038)                                     3,462,803
                                                   --------------

                                                       Value
Description                         Shares           (Note 1)
------------------------------------------------------------
WARRANTS(c)
Intelcom Group, Inc., expiring
  9/15/05 (Canada)                    9,900        $           99
InterAct Electronic Marketing,
  Inc., expiring 12/15/09             1,100                    11
InterAct Systems, Inc., expiring
  8/1/03                              1,100 (e)                11
McLeodUSA, Inc., expiring 4/16/07     4,141                   911
MGC Communications, Inc.,
  expiring 10/1/04                      200                     3
Pagemart Nationwide, Inc.,
  expiring 12/31/03                   4,600 (e)                 5
Sterling Chemical Holdings, Inc.,
  expiring 8/15/08                      140                     1
Telus Corp., expiring 9/15/05
  (Canada)                            4,049 (d)(e)              4
XM Satellite Radio, Inc.,
  expiring 3/15/10                      150                    15
                                                   --------------
Total warrants
  (cost $102,055)                                           1,060
                                                   --------------
Total long-term investments
  (cost $78,042,201)                                   73,645,604
                                                   --------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Portfolio of Investments as of February 28, 2003 (Unaudited)
                                             THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                                    Principal
                                                                           Interest     Maturity     Amount             Value
Description                                                                  Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--2.0%
Joint Repurchase Agreement Account,
   (cost $1,118,000; Note 5)                                                 1.37%         3/3/03   $  1,118         $  1,118,000
                                                                                                                     ------------
Total Investments--137.0%
(cost $79,160,201; Note 4)                                                                                             74,763,604
Liabilities in excess of other assets--(37.0%)                                                                        (20,206,379)
                                                                                                                     ------------
Net Assets--100.0%                                                                                                   $ 54,557,225
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) Total or partial principal amount segregated as collateral for line of credit. Aggregate value of segregated securities--$39,174,638; (Note 6).
(b) Issuer in default on interest payment, non-income producing security.
(c) Non-income producing securities.
(d) US $ Denominated Bonds-Foreign Issuers.
(e) Fair-valued security--value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.
(f) Current rating, issuer in bankruptcy.
NR--Not rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

THE HIGH YIELD INCOME FUND, INC.
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------

Assets                                          February 28, 2003
Investments, at value (cost $79,160,201).....     $  74,763,604
Cash.........................................               984
Receivable for investments sold..............         2,030,073
Interest and dividend receivable.............         1,539,862
Other assets.................................             1,437
                                                -----------------
   Total assets..............................        78,335,960
                                                -----------------
Liabilities
Loan payable (Note 6)........................        22,000,000
Payable for investments purchased............         1,605,343
Deferred directors' fees.....................            70,406
Loan interest payable........................            33,711
Management fee payable.......................            28,986
Dividends payable............................            26,296
Accrued expenses.............................            13,993
                                                -----------------
   Total liabilities.........................        23,778,735
                                                -----------------
Net Assets...................................     $  54,557,225
                                                -----------------
                                                -----------------
Net assets were comprised of:
   Common stock, at par......................     $     114,834
   Paid-in capital in excess of par..........        89,612,433
                                                -----------------
                                                     89,727,267
   Undistributed net investment income.......           113,200
   Accumulated net realized loss on
      investments............................       (30,886,645)
   Net unrealized depreciation on
      investments............................        (4,396,597)
                                                -----------------
Net assets, February 28, 2003................     $  54,557,225
                                                -----------------
                                                -----------------
Net asset value and redemption price per
   share
   ($54,557,225 / 11,483,400 shares of common
   stock issued and outstanding).............             $4.75
                                                -----------------
                                                -----------------

THE HIGH YIELD INCOME FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                      Ended
Net Investment Income                           February 28, 2003
Income
   Interest..................................      $ 3,505,718
   Dividends.................................          151,102
                                                -----------------
                                                     3,656,820
                                                -----------------
Expenses
   Management fee............................          180,514
   Custodian's fees and expenses.............           73,000
   Reports to shareholders...................           22,000
   Transfer agent's fees and expenses........           19,000
   Registration fees.........................           17,000
   Audit fee.................................           15,000
   Legal fees and expenses...................            8,000
   Directors' fees and expenses..............            5,000
   Miscellaneous.............................            4,274
                                                -----------------
      Total operating expenses...............          343,788
   Loan interest expense (Note 6)............          257,908
                                                -----------------
      Total expenses.........................          601,696
                                                -----------------
Net investment income........................        3,055,124
                                                -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investment
   transactions..............................       (1,434,930)
Net change in net unrealized appreciation on
   investments...............................        4,185,918
                                                -----------------
Net gain on investments......................        2,750,988
                                                -----------------
Net Increase in Net Assets
Resulting from Operations....................      $ 5,806,112
                                                -----------------
                                                -----------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.     18

THE HIGH YIELD INCOME FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                  February 28,
Increase (Decrease) in Cash                           2003
                                                  ----------
Cash flows provided from (used in) operating
   activities:
   Interest and dividends received (excluding
      discount and premium amortization of
      $444,308)................................   $  3,208,381
   Operating expenses paid.....................       (411,383)
   Loan interest paid..........................       (273,352)
   Maturities of short-term portfolio
      investments, net.........................        573,000
   Purchases of long-term portfolio
      investments..............................    (37,031,125)
   Proceeds from disposition of long-term
      portfolio investments....................     36,042,337
   Prepaid expenses............................           (421)
                                                  ------------
   Net cash provided from operating
      activities...............................      2,107,437
                                                  ------------
Cash flows provided from (used in) financing
   activities:
   Cash dividends paid (excluding reinvestment
      of dividends of $211,589)................     (3,059,448)
   Additional borrowing........................      1,000,000
                                                  ------------
Net increase in cash...........................         47,989
Payable to custodian at beginning of period....   $    (47,005)
                                                  ------------
Cash at end of period..........................   $        984
                                                  ------------
                                                  ------------
Reconciliation of Net Increase in Net Assets to
Net Cash Provided from (used in) Operating
Activities
Net increase in net assets resulting from
   operations..................................   $  5,806,112
                                                  ------------
Increase in investments........................       (976,098)
Net realized loss on investment transactions...      1,434,930
Net change in net unrealized appreciation on
   investments.................................     (4,185,918)
Increase in interest and dividends
   receivable..................................         (4,131)
Increase in receivable for investment sold.....     (1,335,558)
Increase in prepaid expenses and other
   assets......................................           (421)
Increase in payable for investments
   purchased...................................      1,451,560
Decrease in accrued expenses and other
   liabilities.................................        (83,039)
                                                  ------------
   Total adjustments...........................     (3,698,675)
                                                  ------------
Net cash provided from operating activities....   $  2,107,437
                                                  ------------
                                                  ------------


THE HIGH YIELD INCOME FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                       Six Months        Year
                                         Ended           Ended
Increase (Decrease)                   February 28,    August 31,
in Net Assets                             2003           2002
                                      ------------    ----------
Operations
   Net investment income............  $  3,055,124    $ 6,325,560
   Net realized loss on investment
      transactions..................    (1,434,930)    (8,876,609)
   Net change in net unrealized
      appreciation (depreciation) on
      investments...................     4,185,918     (1,228,275)
                                      ------------    -----------
   Net increase (decrease) in net
      assets
      resulting from operations.....     5,806,112     (3,779,324)
Dividends paid to shareholders
   from net investment income.......    (3,266,282)    (6,330,687)
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends........................       211,589        396,720
                                      ------------    -----------
Total (increase) decrease...........  2,751,419...     (9,713,291)
Net Assets
Beginning of period.................    51,805,806     61,519,097
                                      ------------    -----------
End of period(a)....................  $ 54,557,225    $51,805,806
                                      ------------    -----------
                                      ------------    -----------
---------------
(a) Includes undistributed net
    investment income of............  $    113,200    $   324,358
                                      ------------    -----------
                                      ------------    -----------

-------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Notes to Financial Statements (Unaudited)      THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------
The High Yield Income Fund, Inc. (the 'Fund') was organized in Maryland on August 21, 1987 as a diversified, closed-end management investment company. The Fund's primary investment objective is to maximize current income to shareholders through investment in a diversified portfolio of high-yield, fixed-income securities rated in the medium to lower categories by recognized rating services, or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund's custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked to market daily, having a value equal to or greater than the Fund's purchase commitments with respect to certain investments.

The Fund may invest up to 20% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ('restricted securities').

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting market discounts and amortizing premiums on debt obligations. Payable to custodian, as used in the Statement of Cash Flows, is the amount reported as 'Payable to custodian' in the Statement of Assets and Liabilities.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of stated coupon rate, original issue discount market discount and premium, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and make distributions at least annually of net capital gains, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all

-------------------------------------------------------------------------------
                                       20

Notes to Financial Statements (Unaudited)      THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------
investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). PIM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed weekly and payable monthly, at an annual rate of .70 of 1% of the average weekly net assets of the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of The Prudential Financial, Inc. ('The Prudential').

------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended February 28, 2003 aggregated $38,436,173 and $37,203,845, respectively.

------------------------------------------------------------
Note 4. Tax Information
For the six months ended February 28, 2003, the tax character of total dividends paid, as reflected on the Statement of Changes in Net Assets, of $3,266,282 was ordinary income.

The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of February 28, 2003, were as follows:

                                                         Net
 Tax Basis of                                         Unrealized
 Investments       Appreciation     Depreciation     Depreciation
--------------     ------------     ------------     ------------
 $ 80,063,231       $ 3,399,742     $ (8,690,369)    $ (5,290,627)

For federal income tax purposes, the Fund has a capital loss carryforward as of August 31, 2002 of approximately $22,501,300, of which $263,000 expires in 2003, $5,569,500 expires in 2004, $1,361,400 expires in 2007, $3,336,700 expires in
2008, $5,010,500 expires in 2009 and $6,960,200 expires in 2010. In addition, the fund will elect to treat net capital losses of approximately $6,334,700 incurred in the ten month period ended August 31, 2002 as having been incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.

The difference between book basis and tax basis was attributable to deferred losses on wash sales and differences in the treatment of premium and market discount amortization for book and tax purposes.

-------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 28, 2003, the Fund had a 0.54% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $1,118,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore was as follows:

Bank of America, 1.37%, in the principal amount of $68,619,000, repurchase price $68,626,834, due 3/3/03. The value of the collateral including accrued interest was $69,991,380.

Greenwich Capital Markets, 1.38%, in the principal amount of $68,620,000, repurchase price $68,627,891, due 3/3/03. The value of the collateral including accrued interest was $69,992,864.

UBS Warburg, 1.37%, in the principal amount of $68,619,000, repurchase price $68,626,834, due 3/3/03. The value of the collateral including accrued interest was $69,996,194.

------------------------------------------------------------
Note 6. Borrowings
The Fund has approved a $25,000,000 uncommitted line of credit with State Street Bank & Trust Co. Interest on any such borrowings outstanding fluctuates daily, at one percentage point over the Federal Funds rate.

The average daily balance outstanding and the maximum face amount of borrowings outstanding at any month end for the six months ended February 28, 2003 was $20,975,138 and $22,000,000 respectively, at a weighted average interest rate of 2.45%.

------------------------------------------------------------
Note 7. Capital
There are 200 million shares of $.01 par value common stock authorized. Prudential owned 11,000 shares of common stock as of February 28, 2003.

During the six months ended February 28, 2003 and the fiscal year ended August 31, 2002, the Fund issued 47,433 and 75,218 shares, respectively, in connection with the reinvestment of dividends.

------------------------------------------------------------
Note 8. Dividends and Distributions
On March 3 and April 1, 2003 the Board of Directors of the Fund declared dividends of $.0425 per share payable on March 31 and April 30, 2003 respectively, to shareholders of record on March 14 and April 15, 2003, respectively.
--------------------------------------------------------------------------------
                                       21

Financial Highlights (Unaudited)               THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended                          Year Ended August 31,
                                                        February 28,     -------------------------------------------------------
                                                            2003         2002(d)      2001        2000        1999        1998
                                                            ------       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(a).............      $   4.53       $  5.42     $  6.07     $  6.62     $  6.91     $  7.58
                                                            ------       -------     -------     -------     -------     -------
Net investment income...............................           .27           .57         .62         .63         .71         .74
Net unrealized and unrealized gain (loss) on
   investments......................................           .24          (.90)       (.67)       (.52)       (.28)       (.69)
                                                            ------       -------     -------     -------     -------     -------
   Total from investment operations.................           .51          (.33)       (.05)        .11         .43         .05
                                                            ------       -------     -------     -------     -------     -------
Dividends paid to shareholders from net investment
   income...........................................          (.29)         (.56)       (.60)       (.64)       (.72)       (.72)
Distributions to shareholders in excess of net
   investment income................................            --            --          --          --(c)       --          --
Return of capital distributions.....................            --            --          --        (.02)         --          --
                                                            ------       -------     -------     -------     -------     -------
   Total dividends and distributions................          (.29)         (.56)       (.60)       (.66)       (.72)       (.72)
                                                            ------       -------     -------     -------     -------     -------
Net asset value, end of period(a)...................      $   4.75       $  4.53     $  5.42     $  6.07     $  6.62     $  6.91
                                                            ------       -------     -------     -------     -------     -------
                                                            ------       -------     -------     -------     -------     -------
Market price per share, end of period(a)............      $   5.50       $  4.67     $  5.95     $  5.69     $  6.81     $  6.38
                                                            ------       -------     -------     -------     -------     -------
                                                            ------       -------     -------     -------     -------     -------
TOTAL INVESTMENT RETURN(b)..........................         24.85%       (12.52)%     16.68%      (5.98)%     18.55%     (10.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................      $ 54,557       $51,806     $61,519     $68,660     $74,861     $77,632
Average net assets (000)............................      $ 51,861       $56,741     $64,140     $71,239     $77,389     $85,511
Ratios to average net assets:
   Expenses, before loan interest...................          1.33%(e)      1.31%       1.23%       1.16%       1.12%       1.09%
   Total expenses...................................          2.32%(e)      2.33%       3.11%       2.95%       2.69%       2.64%
   Net investment income............................         11.78%(e)     11.15%      11.00%      10.01%      10.36%       9.64%
Portfolio turnover rate.............................            53%          133%         81%         88%         85%         73%
Asset coverage......................................           348%          349%        424%        427%        474%        488%
Total debt outstanding at period-end (000)..........      $ 22,000       $21,000     $19,000     $21,000     $20,000     $20,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund's dividend reinvestment plan. This amount does not reflect brokerage commissions. Total investment return for periods less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts and amortizing premiums on debt securities. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02 and increase net realized and unrealized gain (loss) per share by $0.02 and decrease the ratio of net investment income from 11.40% to 11.15%. Per share amounts and ratios for the years prior to August 31, 2002 have not been restated to reflect this change in presentation.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     22

Other Information (Unaudited)                  THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

   The Board of Directors of the Fund has approved the use of the following securities transactions by the Fund:

Asset-Backed Securities

   The Fund may invest up to 15% of its investable assets in asset-backed securities. The term 'investable assets' in this semi-annual report refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, home equity loans, student loans, and residential mortgages, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Asset-backed securities may be guaranteed up to a certain amount by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

   Asset-backed securities are subject to the credit risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Unlike mortgage-backed securities, traditional asset-backed securities typically do not have the complete benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In addition, due to various legal and economic factors, proceeds from repossessed automobile collateral may not always be sufficient to support payments on these securities. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality.

   Asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity.

   A Fund that invests in an asset-backed security may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

   Asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. The extent of prepayments depends on various economic and other factors.

   The Fund is also permitted to invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

Collateralized Debt Obligations (CDOs)

   The Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.
--------------------------------------------------------------------------------
                                       23

Other Information (Unaudited)                  THE HIGH YIELD INCOME FUND, INC.
-------------------------------------------------------------------------------

   The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund.

   In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

   The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Credit-Linked Securities

   The Fund may invest up to 15% of its investable assets in credit-linked securities. Credit-linked securities are securities that collateralized by one of more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

   Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

   Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

   The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

   The collateral for a credit-linked security is one or more credit default swaps. See the section below entitled 'Swap Transactions' for a description of additional risks associated with credit default swaps.

Swap Transactions

   The Fund may enter into swap transactions, including but not limited to, interest rate, index, credit default and total return swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Investments in each of credit default swaps, total return and index swaps or options on swaps are limited to 15% of the Fund's investable assets. The Fund may engage in interest rate swap transactions to the extent that the net interest payments on such swap transactions does not exceed 5% of the Fund's net assets.

   Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard 'swap' transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or 'swapped' between the parties are generally calculated with respect to a 'notional amount,' that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a 'basket' of securities representing a particular index or other investments or instruments.

   Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a 'net basis.' Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement
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based on the relative values of the positions held by each party to the agreement (the 'net amount'). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

   To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Investment Manager will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

   For purposes of applying the Fund's investment policies and restrictions swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

   Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Investment Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement or counterparty. In addition, swap agreements and swap options are subject to certian risks relating to other derivative transactions as discussed in the Fund's registration statement.

   The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (CFTC). To qualify for this exemption, a swap agreement must be entered into by 'eligible contract participants', which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

   Interest Rate Swap Transactions. The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against
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any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

   The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different form those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

   The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

   The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

   Credit Default Swap Transactions. The Fund may enter into credit default swap transactions. The 'buyer' in a credit default contract is obligated to pay the 'seller' a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or 'par value', of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

   The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

   Total Return & Index Swaps. The Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

   Swap Option Agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.
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            Directors
            Delayne Dedrick Gold
            Robert F. Gunia
            Thomas T. Mooney
            Stephen P. Munn
            David R. Odenath, Jr.
            Richard A. Redeker
            Judy A. Rice
            Nancy H. Teeters
            Louis A. Weil, III

            Officers
            Judy A. Rice, President
            Robert F. Gunia, Vice President
            Grace C. Torres, Treasurer
            Deborah A. Docs, Secretary
            Marguerite E.H. Morrison, Assistant Secretary
            Maryanne Ryan, Anti-Money Laundering
              Compliance Officer

            Manager
            Prudential Investments LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Investment Adviser
            Prudential Investment Management, Inc.
            Gateway Center Two
            Newark, NJ 07102

            Custodian
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Transfer Agent
            Equiserve L.P.
            PO Box 43011
            Providence, RI 02940-3011

            Independent Accountants
            PricewaterhouseCoopers LLP
            1177 Avenue of the Americas
            New York, NY 10036

            Legal Counsel
            Shearman & Sterling
            599 Lexington Avenue
            New York, NY 10022

               This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of fund shares.

                              The High Yield Income Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077
                                  Toll free (800) 451-6788

               The views expressed in this report and information about the
            Fund's holdings are for the period covered by this report and are subject to change thereafter.

               The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

                         The Prudential Insurance Company of America
                                    751 Broad Street
                                    Newark, NJ 07102
            429904105                                              IFS-A079191
            HYIS